Citizens to Acquire Investors Bancorp July 28, 2021 Building a Leading Regional Banking Franchise

2 Disclaimer Cautionary Statement About Forward-Looking Statements This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and future performance of Citizens and Investors. Words such as “anticipates," "believes," "estimates," "expects," "forecasts," "intends," "plans," "projects," “targets,” “designed,” "could," "may," "should," "will" or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on Citizens’ and Investors’ current expectations and assumptions regarding Citizens’ and Investors’ businesses, the economy, and other future conditions. Because forward-looking statements relate to future results and occurrences, they are subject to inherent risks, uncertainties, changes in circumstances and other factors that are difficult to predict. Many possible events or factors could affect Citizens’ and/or Investors’ future financial results and performance and could cause the actual results, performance or achievements of Citizens and/or Investors to differ materially from any anticipated results expressed or implied by such forward-looking statements. Such risks and uncertainties include, among others, (1) the risk that the cost savings, any revenue synergies and other anticipated benefits of the proposed transaction may not be realized or may take longer than anticipated to be realized, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the condition of the economy and competitive factors in areas where Citizens and Investors do business, (2) disruption to the parties’ businesses as a result of the announcement and pendency of the proposed transaction and diversion of management’s attention from ongoing business operations and opportunities, (3) the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between Citizens and Investors, (4) the risk that the integration of Citizens’ and Investors’ operations will be materially delayed or will be more costly or difficult than expected or that Citizens and Investors are otherwise unable to successfully integrate their businesses, (5) the failure to obtain the necessary approvals of the stockholders of Investors, (6) the outcome of any legal proceedings that may be instituted against Citizens and/or Investors, (7) the failure to obtain required governmental approvals or a delay in obtaining such approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction), (8) reputational risk and potential adverse reactions of Citizens’ and/or Investors’ customers, suppliers, employees or other business partners, including those resulting from the announcement or completion of the proposed transaction, (9) the failure of any of the closing conditions in the definitive merger agreement to be satisfied on a timely basis or at all, (10) delays in closing the proposed merger, (11) the possibility that the proposed merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (12) the dilution caused by Citizens’ issuance of additional shares of its capital stock in connection with the proposed transaction, (13) general competitive, economic, political and market conditions, (14) other factors that may affect future results of Investors and/or Citizens including changes in asset quality and credit risk, the inability to sustain revenue and earnings growth, changes in interest rates and capital markets, inflation, customer borrowing, repayment, investment and deposit practices, the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms, and (15) the impact of the ongoing global COVID-19 pandemic on Citizens’ and/or Investors’ businesses, the ability to complete the proposed transaction and/or any of the other foregoing risks. Except to the extent required by applicable law or regulation, each of Citizens and Investors disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward- looking statements included in this communication to reflect future events or developments. Further information regarding Citizens, Investors and factors which could affect the forward-looking statements contained herein can be found in Citizens’ Annual Report on Form 10-K for the fiscal year ended December 31, 2020, its subsequent Quarterly Reports on Form 10-Q, and its other filings with the Securities and Exchange Commission (the “SEC”), and in Investors’ Annual Report on Form 10-K for the fiscal year ended December 31, 2020, its subsequent Quarterly Reports on Form 10-Q, and its other filings with the SEC. Additional Information and Where to Find It In connection with the proposed transaction, Citizens will file a registration statement on Form S-4 with the SEC. The registration statement will include a proxy statement of Investors that will be sent to Investors’ stockholders seeking certain approvals related to the proposed transaction, and a prospectus of Citizens. The information contained in this communication does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. INVESTORS AND SECURITY HOLDERS OF INVESTORS AND CITIZENS AND THEIR RESPECTIVE AFFILIATES ARE URGED TO READ, WHEN AVAILABLE, THE REGISTRATION STATEMENT ON FORM S-4, THE PROXY STATEMENT AND PROSPECTUS TO BE INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT INVESTORS, CITIZENS AND THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain a free copy of the registration statement, including the proxy statement and prospectus contained therein, as well as other relevant documents filed with the SEC containing information about Investors and Citizens, without charge, at the SEC’s website (http://www.sec.gov). Copies of documents filed with the SEC by Citizens will be made available free of charge in the “SEC Filings” section of will’s website, https://investor.citizensbank.com/about-us/investor-relations/financial-information/sec-filings.aspx. Copies of documents filed with the SEC by Investors will be made available free of charge in the “Investor Relations” section of Investors’ website, https://www.myinvestorsbank.com/Investor-Relations, under the heading “SEC Filings.” Participants in Solicitation Investors and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction under the rules of the SEC. Citizens and its directors and officers are not a participant in such solicitation of proxies. Information regarding Investors’ directors and executive officers is available in its proxy statement, which was filed with the SEC on April 15, 2021, and certain other documents filed by Investors with the SEC. Other information regarding the participants in the solicitation of proxies in respect of the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement to be filed by Investors, the prospectus to be filed by Citizens and other relevant materials to be filed with the SEC. Free copies of these documents, when available, may be obtained as described in the preceding paragraph.

3 A strategically compelling acquisition Strategic rationale  Complementary geographic footprint that strengthens presence in attractive markets ‒ Fills branch gap in retail footprint, connecting New England to the Mid-Atlantic market; 154 branches overall, including 130 in NYC Metro, 16 in Philadelphia Metro area ‒ Builds brand presence in NYC Metro, moves to top-10 position; solidifies top-4 position in greater Philadelphia ‒ Entry into New Jersey market; #7 in New Jersey by deposits  Provides branch base and brand reach to expand commercial lending in the New Jersey and NYC Metro markets; adds attractive middle market/small business customer base Low-risk transaction  Conducted a detailed due diligence process  Strong historical credit performance  Confident in integration given Investors’ business model and robust planning/dedicated resources going forward Creates long-term shareholder value  Immediately accretive to EPS, 2023E EPS accretion of 6.4% with fully phased-in synergies; 8.8% including HSBC  Strong IRR of over 20% and ROIC of ~13%, well above our cost of capital  Meaningful enhancement to key profitability metrics: improves ROTCE by ~120 bps, efficiency ratio by ~270 bps  Modest tangible book value per share dilution of ~2.6% with an earn-back of ~2.5 years  CET1 neutral transaction  Synergistic transaction with compelling cost savings opportunities; ~30% of Investors cost base after adding in investments for brand marketing and technology capabilities ‒ Significant revenue upside from delivering Citizens’ products and capabilities to Investors customer base (not modeled) Note: Market data as of 7/27/21 Deploy capabilities across expanded footprint  The acquisition of Investors combined with HSBC creates a strong franchise in the greater NYC and Philadelphia Metro areas and in New Jersey ‒ Adds ~$30 billion of deposits and 234 branches ‒ Approximately one million customers acquired ‒ Integrating these platforms with our broader retail and commercial capabilities creates a strong foundation for future revenue growth  Ability to drive household growth and scale, accelerates Consumer Lending and Wealth Source: SNL Financial and regulatory figures.

4 Key transaction structure and terms Consideration  Fixed exchange ratio of 0.297x and $1.46/share of cash  Consideration: 90% Citizens common stock, 10% cash  Total consideration of ~$3.5 billion, $14.63 per Investors' share based on July 27, 2021 closing price  Investors’ shareholders will own ~14% of pro forma company Key pricing ratios  8.5x Price / 2022E EPS with fully phased in synergies  1.3x Price / tangible book value per share Governance and management  Board of Directors: 2 current Investors members, including CEO  Investors president to co-head integration with a Citizens Executive Committee member  Additional senior managers to join the Citizens team Community support  Continuation of Investors community leadership in markets of operation, consistent with Citizens’ strong community track record Approval and timing  Investors shareholder vote expected early 4Q21  Transaction expected to close in 1H22 subject to customary regulatory approvals Financially compelling pro forma impact EPS Accretion 6.4% in 2023E IRR 20%+ ROIC ~13% Price / 2022E EPS after synergies ~8.5x ROTCE uplift ~120 bps Efficiency ratio improves ~270 bps CET1: Neutral transaction at close Expense synergies: ~30% of Investors’ cost base after reinvestments

5 Investors: A leading New York Metro Bank Company overview Key metrics1  Founded 1926, Investors is a diversified, community-focused financial services company headquartered in Short Hills, NJ  Strong market position in New York, New Jersey and Philadelphia  History of strong credit performance  Customer centric approach to banking  Diversified portfolio of products and services Branch footprint Leading position in the New Jersey market2 $27B Total assets $22B Gross loans $20B Total deposits $318MM 2022 Consensus earnings 1.13% 2022E ROAA ~200K Customers Source: SNL Financial. Note: Financial data as of June 30, 2021; Market data as of 7/27/2021. 1. Total loan and deposit amounts pro forma for Berkshire branches. 2. FDIC deposit data. Deposits Deposit Branches ($Bn) Mkt Share (No.) 1 Bank of America Corp. $68 17% 227 2 The Toronto-Dominion Bank $50 13% 226 3 Wells Fargo & Co. $42 11% 252 4 The PNC Financial Services Group Inc. $37 9% 246 5 JPMorgan Chase & Co. $29 8% 198 6 Valley National Bancorp $19 5% 132 7 Investors Bancorp Inc. $16 4% 107 8 Banco Santander SA $11 3% 116 9 Provident Financial Services Inc. $9 2% 92 10 OceanFirst Financial Corp. $8 2% 61 New Jersey Total $391 2,592 Name Hicksville Levittown West Babylon Brentwood Hampton Bays YonkersPaterson Parsippany Newark Elizabeth Edison Long Branch Toms River Trenton Philadelphia New York

Building a leading regional banking platform with top financial metrics

Connecting the branch footprint...



Boston
New York
Philadelphia
Baltimore
Washington
Citizens
Investors2
HSBC

...Combining market leading franchises

- ✓ Top-10 NYC Metro bank by deposits[3]
- ✓ ~$21 billion total deposits in NY Metro[1]
- ✓ Improves customer reach, connecting our New England and Pennsylvania markets
- ✓ Complements recently acquired HSBC East Coast branches and national online deposits; ~800K customers
- ✓ Broader opportunity to further penetrate NY Metro market and enhances leadership position in greater Philadelphia Metro area

Pro forma financial highlights[1,2]

$214B Assets	$146B Loans	$180B Deposits
~7.7MM +13% Customers	~120 bps ROTCE improvement	~270 bps Efficiency Ratio improvement

Source: SNL Financial and regulatory figures.

Note:
1. Includes branches acquired through announced HSBC transaction of East Coast branch locations and online banking.
2. Totals pro forma for pending acquisition of 8 Berkshire Hills branches; $639MM in deposits acquired
3. Includes branches under $5 billion.

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Strategically building a leading regional banking franchise

($'s in billions)

	Step 1: Acquisition of HSBC East Coast Branches and National Online Deposits	Step 2: Acquisition of Investors[1]	Result: Scaled, highly competitive regional franchise
Loans	~$2.2	~$21.7	~$24.0[2]
Deposits	~$9.0	~$20.1	~$29.1
LDR %	~24%	~108%	~82%
Customers	~800K	~200K	~1MM
Branches	80	154	234

Step 1:
- Attractive metro markets; enhances East Coast presence
- NYC Metro, Mid-Atlantic/D.C., Southeast FL branches
- Springboard for national expansion strategy

Step 2:
- Branch strength in New Jersey, NYC and Philadelphia metro
- Complements Citizens and HSBC footprints
- Attractive middle market/small business customer base
- #7 in New Jersey by deposits

Result:
- Acquiring ~1 million customers to gain share and deepen in attractive markets
- Leverage Citizens product suite and capabilities across new customer base
- Including Citizens, Top-10 NYC Metro bank by deposits[3]

Source: SNL Financial and company financials.
Note:
1. Totals pro forma for pending acquisition of 8 Berkshire Hills branches; $639MM in deposits acquired.
2. Totals may not foot due to rounding.
3. Includes branches under $5 billion.

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8 29% 21%15% 30% 5% 31% 19%14% 32% 4% Pro forma deposit profile  Attractive funding profile with opportunity to reduce the combined company’s cost of funds  Borrowing profile optimized post close; deposit costs and mix optimized over time post migration of Investors’ customers to Citizens’ platform, pricing and product set D ep os it C om po si ti on 15% 36% 25% 16% 8% Cost of Deposits: 0.26% Loans / Deposits: 82% $29.1B Investors/ w HSBC $150.6B Cost of Deposits: 0.11% Loans / Deposits: 81% Citizens 21% 33%11% 23% 12% Cost of Deposits: 0.34% Loans / Deposits: 108% $20.1B Investors2 Cost of Deposits: 0.13% Loans / Deposits: 81% $179.7B Pro forma 42% 56% 2% $9.0B Cost of Deposits: 0.09% Loans / Deposits: 24% HSBC1 Note: 1. 1Q21 HSBC East Coast and Online deposit composition and cost. 2. Investors deposit composition based on 2Q21 deposit data. Total deposit dollar amount pro forma for Berkshire branches. 3. Includes branches under $5 billion. New York Metro Deposit Rank3 ~20 Citizens + HSBC Top-10 Citizens + HSBC + ISBC Source: SNL Financial and regulatory figures.

9 $146.6 billion pro forma total loans2$122.6 billion Citizens total loans1 Commercial & Industrial 32% Commerical Real Estate 12% Multi-family 7% Residential Mortgages 18% Consumer & Other 6% Home Equity 8% Auto 9% Education 9% Diversified loan portfolio Note: Loans are period end. 1. Citizens 2Q21 financial supplement. 2. 1Q21 HSBC East Coast and Online loan yield and balances. Investors loan composition based on 2Q21 loan data. Total loan dollar amount pro forma for Berkshire branches.. Yield on Loans: 3.6%Yield on Loans: 3.5%  Citizens’ loan portfolio remains well diversified with the addition of Investors and HSBC Commercial & Industrial 35% Commerical Real Estate 9% Multi-family 2% Residential Mortgages 17% Consumer & Other 6% Home Equity 10% Auto 10% Education 10%

10 Accommodation and food service 1% Health care and social assistance 1% Mixed use property 4% Office 10% Retail store 7%Shopping center 8% Warehouse 6% Other 4% Multi-family loans 59% Investors: Diversified and well-secured Commercial Real Estate portfolio Note: 1. Peer median represents median quarterly NCO/Average loan figures across U.S. Bancorp (USB); Truist Financial Corporation (TFC); The PNC Financial Services Group, Inc. (PNC); Fifth Third Bancorp (FITB); KeyCorp (KEY); Regions Financial Corporation (RF); M&T Bank Corporation (MTB); Huntington Bancshares Corporation (HBAN); and Comerica Incorporated (CMA) 2. Peer average represents full year Commercial NCOs/Average loans for 2010-2020. Peers include Associated Banc-Corp (ASB), BankUnited (BKU), Commerce Bancshares (CBSH), F.N.B Corporation (FNB), Fulton Financial (FULT), Old National Bancorp (OBN), PacWest Bancorp (PACW), Sterling Bancorp (STL), UMB Financial (UMBF), Umpqua (UMPQ), Valley (VLY), Webster (WBS) and Wintrust (WTFC). Source: SNL Financial. SEC Filings. (0.50%) 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 ISBC Peer Median Diversified CRE portfolio All CRE by Classification – March 31, 2021 Multifamily:  Diversified and granular portfolio; focused on class B properties  Good risk return dynamics with historically low loss rates Non-multifamily CRE:  Diverse, granular portfolio concentrated in historically strong markets – NY, NJ, PA  Predominantly stabilized portfolio with minimal development risk  Strong credit performance compared to Citizens’ peer median net charge-offs through-the-cycle  Investors outperformed their peer average historical commercial net charge-offs2 Net charge-offs / total loans through-the-cycle CFG P er Median1

Substantial revenue growth potential

Leverage enhanced brand recognition and combined scale to deepen relationships in important NY Metro, New Jersey and Philadelphia markets

Retail

Regional	National
Mobile / Online Banking	Citizens Access®
Wealth Management	Citizens Pay™
Deposit Services	Education Lending
Business Banking	Mortgage & Home Equity
	Credit Card

- Deploy Citizens' diverse consumer lending and wealth capabilities across expanded footprint
- Improve household growth and retention with enhanced branch salesforce efficiency and customer experience

Commercial

National		
Global Markets	M&A Advisory	Capital Markets
Equipment & Asset based lending	Loans & Deposits	Treasury Solutions

- Provides branch base and brand reach to expand middle market/small business lending in the NY Metro and New Jersey markets
- Diversify multifamily platform to other regions
- Extend market leading Capital Markets and Treasury Solutions across the client base

All transaction return metrics presented throughout exclude the expected benefit of revenue synergies

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Extensive due diligence process and integration planning

Comprehensive due diligence & preparation

Detailed business due diligence

- Deep dive across businesses, operations and risk completed by ~150 Citizens' professionals
- Legal review supplemented by external counsel
- Departments participating in due diligence review include:

Risk Management	Credit	Treasury	Accounting Policy & Tax	Consumer	Commercial
Enterprise Security	Technology & Operations	Legal / Compliance	Strategy	Human Resources	Audit

Extensive credit due diligence process

- Intensive on-site review comprised of ~30 seasoned Citizens' professionals across
  - Credit risk management
  - Loan review
  - CRE
  - C&I
  - Residential
- Analyzed delinquencies and forbearance data on all C&I, CRE and consumer loans
- Significant loan file review and analytical coverage of the entire loan portfolio
- Conducted loan reviews for performance, collateral, condition, probability of default and loss given default across multi-family, CRE, construction and C&I
- Reviewed 100% criticized or classified loans greater than $5 million; additional emphasis on low-pass clients
- Assessed 100% of the deferred loan population

Successful integration

Coordinated two-step process
with HSBC closing and converting 1Q22

Strong integration expertise
Led by a single integration management office

Dedicated Personnel
Key individuals from both businesses

Focus on customers
Throughout the integration

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13 Community reinvestment A transaction that is beneficial to all our stakeholders Community involvement  Deeply committed to the community: ‒ Since 2005, Investors Foundation has pledged more than $40 million to non-profits ‒ Now the official consumer and business bank of the NY Giants and official bank of NJ Devils  CRA: Citizens maintains outstanding rating ‒ In 2020: ‒ Extended $1.06 billion in loan and investment commitments to community development qualified activities ‒ Loaned over $1.4 billion to small businesses with sales of $1.0 million or less ‒ Provided over $4.1 billion of mortgage loans to low-and moderate-income borrowers and in low-and moderate- income communities Support of our customers  Proven track record of fair and responsible banking  During the pandemic, ~4,000 Citizens colleagues logged ~122,000 volunteer hours supporting ~1,700 organizations in 2020 ESG focus  In 2020: ‒ Completed an ESG materiality assessment and established an ESG governance framework ‒ $10 million provided to address racial and social justice in our communities and $500 million commitment in incremental financing and capital for small businesses, housing and other developments predominantly minority communities ‒ Adopted Scope 1 and 2 carbon emissions reduction targets

14 Summary  Solidifies our presence in attractive NY Metro Market  Complements the HSBC deposit acquisition  Provides branch base and brand reach to expand commercial lending in the region; adds attractive middle market/small business customer base  Platform to deliver more for existing customers given the broader set of capabilities we can deliver, and to grow the customer base  Attractive financial metrics  Immediately accretive to EPS  Conservative cost savings estimate; upside from non-modeled revenue synergies  Strong returns, well above cost of capital  Accelerates the achievement of long-term financial goals  Enhances growth outlook  Low risk business model and integration  Strong familiarity with these markets  Strong historical credit performance  Clear integration path

15 Appendix

Key Assumptions

Earnings estimates	■ Citizens consensus estimates ■ Investors: Consensus estimates, adjusted for transaction impacts in 2022
Synergies and one-time integration costs	■ Identified run rate cost savings of ~$130 million; 30% of Investors' cost base ■ ~$400 million pre-tax one-time integration costs, which is assumed to be 100% incurred at close
Loans credit and rate marks	■ ~$325 million total lifetime loss estimate or 1.48% of loans ■ Non-PCD reserve of ~$160 million established day 2 through provision expense ■ ~$150 million positive interest rate mark and non-PCD credit mark amortized / accreted over 5 years
Other adjustments	■ Other net positive fair value marks of ~$30 million, including: – ~$90 million mark-up of securities (3 year phase in) – FHLB and Swap portfolio, ~$60 million pre-tax mark-down accreted over 2 to 5 years ■ Core deposit intangible of 0.52% on Investor's core deposits, or $93 million, amortized over 7.5 years using sum-of-years digits ■ ~$16 million of other intangibles amortized over 4 years
Revenue synergies	■ Expected but not included in pro forma figures

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